Exhibit 32.1 - President/CFO Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of No Show, Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Doreen E. Zimmerman , President/CFO of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Doreen E. Zimmerman
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    Doreen E. Zimmerman
    President/CFO


Date  February 21, 2008
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